FIRST AMENDED

NOTE AND WARRANT PURCHASE AGREEMENT

This First Amended Note and Warrant Purchase Agreement, dated as of September 9, 2009 (the “Agreement”), is entered into by and among Aria International Holdings, Inc., a Nevada corporation (the “Company”), and the purchasers listed on the Schedule of Purchasers attached to this Agreement as Exhibit A (each a “Purchaser” and collectively, the “Purchasers”).

RECITALS

WHEREAS, the Company and some of the Purchasers entered into a Note and Warrant Purchase Agreement effective as of September 8, 2009 (the “Prior Agreement”) with several of the Purchasers listed in Exhibit A; and

WHEREAS, the Company and the Purchasers now desire to enter into this amended Agreement to include additional Purchasers as set forth in the amended Exhibit A, and

WHEREAS, the Prior Agreement shall, upon execution, supersede the Prior Agreement.

NOW THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1.	Sale of Notes at the Closing.

(a)        Subject to the terms and conditions of this Agreement, at the Closing (as defined below), the Company will issue to each Purchaser, severally and not jointly, and each Purchaser will purchase from the Company, a promissory note in the form attached hereto as Exhibit B (each a “Note” and collectively, the “Notes”) in the principal amount set forth beside the Purchaser’s name on Exhibit A in the column titled “Principal Amount.” The Closing of the purchase and sale of the Notes being purchased by the Purchasers hereunder (the “Closing”) will be held at the offices of the Company, located in Arlington, Virginia at 2:00 PM on September 9, 2009, or at such other date, time and place as the Company and the Purchasers mutually agree (the “Closing Date”). At the Closing, each Purchaser will deliver to the Company payment in full for the Note in the amount set forth beside the Purchaser’s name on Exhibit A in the Closing column.

(b)        At the Closing, the Company shall issue and sell to each Purchaser a warrant to purchase Common Stock of the Company in substantially the form attached hereto as Exhibit C (each a “Warrant” and collectively the “Warrants”). The Warrants will entitle the Purchaser to purchase a number of shares of the Company’s Common Stock in the amount set forth beside the Purchaser’s name on Exhibit A in the column titled “Warrants.” The exercise price for such Warrants shall be equal to $0.001 per share. The Company and each Purchaser, as a result of arm’s length bargaining, agree that: (i) neither the Purchaser nor any affiliated company has rendered any services to the Company in connection with this Agreement; and (ii) the Warrants are not being issued as compensation.

2.         Representations of the Company. The Company hereby represents and warrants to each Purchaser as follows:

2.1       Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement.

2.2       Issuance of Notes and Shares. The issuance and delivery of the Notes and Warrants in accordance with this Agreement, the issuance and delivery of the shares of capital stock issuable upon exercise of the Warrants (the “Warrant Shares”) have been duly authorized by all necessary corporate action on the part of the Company, and the Warrant Shares have been (or will have been prior to the issuance thereof) duly reserved for issuance. The Warrant Shares, when issued upon exercise of the Warrants will be duly and validly issued, fully paid and nonassessable.

2.3       Authority for Agreement. The execution, delivery and performance by the Company of this Agreement, the Notes and the Warrants, and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action. Each of this Agreement, the Notes, and the Warrants have been duly executed and delivered by the Company and constitute a valid and binding obligation of the Company enforceable in accordance with its terms. The execution of and performance of the transactions contemplated by this Agreement, the Notes, and the Warrants and compliance with their provisions by the Company will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under, its Certificate of Incorporation or By-Laws (each as amended to date) or any indenture, lease, agreement or other instrument to which the Company is a party or by which it or any of its properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to the Company. The issuance of the Notes and the Warrants is not, and the subsequent exercise of the Warrants into Warrant Shares will not be, subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

2.4       Accuracy of Amounts Included in Filings With Securities and Exchange Commission. The Company’s annual and periodic reports filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (and all rules and regulations promulgated pursuant thereto) and the Securities Exchange Act of 1934, as amended (and all rules and regulations promulgated pursuant thereto), including, without limitation the Form 10-K filed on or about May 19, 2009, and the Form 10-Q filed on or about August 14, 2009, are true and correct in all material respects and do not omit any material information with respect to any applicable time periods.

3.         Representations of the Purchasers. Each Purchaser severally, but not jointly, represents and warrants to the Company as follows solely with respect to such Purchaser:

4.1       Investment. The Purchaser is acquiring the Note, the Warrant, and the Warrant Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement and the Exhibits hereto, the Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

4.2       Authority. The Purchaser has full power and authority to enter into and to perform this Agreement in accordance with its terms.

4.3       Experience. The Purchaser has carefully reviewed the representations concerning the Company contained in this Agreement, has made detailed inquiry concerning the Company, its business and its personnel; the officers of the Company have made available to the Purchaser any and all written information which he or it has requested and have answered to the Purchaser’s satisfaction all inquiries made by the Purchaser; and the Purchaser has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of his or its investment in the Company and is able financially to bear the risks thereof.

4.4       Accredited Investor. The Purchaser is an “Accredited Investor” within the definition set forth in Rule 501(a) issued pursuant to the Securities Act of 1933, as amended (the “Securities Act”).

4.5       Exemption; Restricted Securities. The Purchaser understands that the Notes, the Warrants, and the Warrant Shares have not been registered under the Securities Act or any state securities laws, on the grounds that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act and under applicable state securities laws and that the Company’s reliance on such exemptions is predicated in part upon the Purchaser’s representations and warranties set forth herein. The Purchaser understands that in the absence of an effective registration statement covering the Notes, the Warrants, and the Warrant Shares, or an exemption therefrom under the Securities Act and all applicable state securities laws, such securities must be held indefinitely.

4.6       Authority for Agreement. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby, have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser enforceable in accordance with its terms. The execution of and performance of the transactions contemplated by this Agreement and compliance with its provisions by the Purchaser will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under its organizational documents, or any indenture, lease, agreement or other instrument to which the Purchaser is a party or by which he or it or any of his or its properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to the Purchaser.

4.	Covenants of the Company.

5.1       Inspection. The Company will permit each Purchaser, or any authorized representative thereof, to visit and inspect the properties of the Company, including its corporate and financial records, and to discuss its business and finances with officers of the Company, during normal business hours following reasonable notice and as often as may be reasonably requested.

5.2       Material Changes and Litigation. The Company will promptly notify each Purchaser of any material adverse change in the business, prospects, assets or condition, financial or otherwise, of the Company and of any litigation or governmental proceeding or investigation brought or, to the best of the Company’s knowledge, threatened against the Company, or any officer, director, key employee or principal stockholder of the Company materially adversely affecting or which, if adversely determined, could materially adversely affect its business, prospects, assets or condition, financial or otherwise.

5.3       Reservation of Capital Stock. The Company will reserve and maintain a sufficient number of shares of capital stock for issuance upon exercise of the Warrants.

5.4       Termination of Covenants. The covenants of the Company contained in this Article 5 will terminate, and be of no further force or effect, upon the earlier of (a) a “Change in Control” (as defined in the Note) or “Liquidation (as defined in the Note), or (b) the repayment in full by the Company of all principal outstanding under the Notes and all accrued but unpaid interest thereof; provided, however, the covenants of the Company contained in Section 5.3 will survive until the exercise or expiration of the Warrants.

5.	Transfer of Shares.

6.1       Restricted Stock. “Restricted Stock” means the Notes, the Warrants, and the Warrant Shares and any other shares of capital stock of the Company issued in respect of such shares (as a result of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that any shares of common stock which are Restricted Stock will cease to be Restricted Stock (i) upon any sale pursuant to an effective registration statement under the Securities Act, Section 4(1) of the Securities Act or Rule 144 under the Securities Act or (ii) at such time as they become eligible for sale under Rule 144(k) under the Securities Act.

6.2       Requirements for Transfer. Restricted Stock will not be sold or transferred unless either (i) they first will have been registered under the Securities Act and any applicable state securities laws, or (ii) the Company first will have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from such registration requirements.

6.3       Legend. Each certificate representing Restricted Stock will bear a legend substantially in the following form:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act and any applicable state securities laws or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required.”

6.4       Rule 144A Information. The Company agrees, upon the request of the Purchaser, to make available to the Purchaser and to any prospective transferee of any Restricted Stock of the Purchaser the information concerning the Company described in Rule 144A(d)(4) under the Securities Act.

6.	Miscellaneous.

7.1       Survival of Representations and Warranties. All agreements, representations and warranties contained herein will survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby.

7.2      Expenses. Each party will pay the reasonable costs and expenses incurred by it in connection with this Agreement and the closing of the transactions contemplated hereby.

7.3       Notices. All notices, requests, consents, and other communications under this Agreement will be in writing and will be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid, or sent by confirmed facsimile or electronic transmission or by nationally recognized overnight courier (i) in the case of the Purchasers, as provided on the signature page attached hereto; and (ii) in the case of the Company, as provided on the signature page attached hereto. Notices provided in accordance with this Section 7.3 will be deemed delivered upon personal delivery or two business days after deposit in the mail or when sent by confirmed facsimile or electronic submission.

7.4       Brokers. Each of the Company and the Purchasers (i) represents and warrants to the other parties hereto that he or it has retained no finder or broker in connection with the transactions contemplated by this Agreement, and (ii) will indemnify and save the other parties harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders’ fees or commissions, or consulting fees in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.

7.5       Entire Agreement; Counterparts. This Agreement, the Notes, and the Warrants embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter. This Agreement may be executed in one or more counterparts, each of which will constitute the Agreement.

7.6       Amendments. This Agreement (and the Notes and Warrants issued pursuant to the terms and conditions of this Agreement) may only be amended by an instrument in writing executed by the Company and Purchasers holding at least a majority of the aggregate principal amount of the Notes sold hereunder.

7.7      Severability. The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provision of this Agreement.

7.8      Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of North Carolina without respect to the principles of the choice of law or the conflict of laws.

(The remainder of this page is intentionally left blank.)

[Signature page to Aria International Holdings, Inc. Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE COMPANY:

ARIA INTERNATIONAL HOLDINGS, INC.

By:	/s/ Michael A. Crosby	______________________
Name:	Michael A. Crosby
Title:	President and Chief Executive Officer
Address:	4821 29th Street North
Arlington, VA 22207
Telephone:	(703) 835-9693
Fax:	(888) 657-0434

PURCHASERS:

By:	/s/ Brent P.W. Burgess
Name:	Brent P. W. Burgess
Address:	3700 Glenwood Avenue, Suite 530
Raleigh, NC 27612
Telephone: ________________________________
Fax: _____________________________________

By:	/s/ John William Fox
Name:	John William Fox
Address:	7512 Baltusrol Lane

Charlotte, NC 28210

Telephone: ________________________________
Fax: _____________________________________

By:	/s/ Cary Benton Nordan
Name:	Cary Benton Nordan
Address:	2108 Coley Forest Pl
Raleigh, NC 27607
Telephone: ________________________________
Fax: _____________________________________

By:	/s/ Jeffrey Guy Tennyson
Name:	Jeffrey Guy Tennyson
Address:	7210 Baltusrol Lane
Charlotte, NC 28210
Telephone: ________________________________
Fax: _____________________________________

By:	/s/ Doug Vaughn
Name:	Doug Vaughn
Address:	3700 Glenwood Avenue, Suite 530
Raleigh, NC 27612
Telephone: ________________________________
Fax: _____________________________________

By:	/s/ Alex Porter
Name:	Alex Porter
Address:	666 5th Avenue, Suite 3403
New York, NY 10103
Telephone: ________________________________
Fax: _____________________________________

[Signature page to Aria International Holdings, Inc. Note and Warrant Purchase Agreement]

EXHIBIT A TO NOTE AND WARRANT PURCHASE AGREEMENT

Schedule of Purchasers

Name and Address of Purchaser	Principal Amount	Repayment Amount	Warrants
Brent P. W. Burgess 3700 Glenwood Avenue, Suite 530 Raleigh, NC 27612	$50,000.00	$57,500.00	143,174
John William Fox 7512 Baltusrol Lane Charlotte, NC 28210	$62,500.00	$71,875.00	178,968
Cary Benton Nordan 2108 Coley Forest Pl Raleigh, NC 27607	$50,000.00	$57,500.00	143,174
Jeffrey Guy Tennyson 7210 Baltusrol Lane Charlotte, NC 28210	$62,500.00	$71,875.00	178,968
Doug Vaughn 3700 Glenwood Avenue, Suite 530 Raleigh, NC 27612	$50,000.00	$83,750.00	143,174
Alex Porter	$250,000.00	$287,500.00	715,870
TOTAL	$525,000.00	$630,000.00	1,503,328

EXHIBIT B TO CONVERTIBLE NOTE PURCHASE AGREEMENT

Form of Note

EXHIBIT C TO CONVERTIBLE NOTE PURCHASE AGREEMENT

Form of Warrant